Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash and cash equivalents	$ 414	$ 8,440
Investments, at fair value:
Total investments, at fair value	758,372,364	696,293,521
Receivables:
Employer contributions	713,692	356,721
Participant contributions	1,069,611	179
Notes receivable from participants	12,536,080	12,248,408
Total receivables	14,319,383	12,605,308
Total assets	772,692,161	708,907,269
Liabilities
Excess contributions payable	28,816	44,284
Total liabilities	28,816	44,284
Net assets available for benefits	772,663,345	708,862,985
Mutual funds
Investments, at fair value:
Total investments, at fair value	677,271,672	615,420,141
Common collective trusts
Investments, at fair value:
Total investments, at fair value	66,861,438	67,933,158
MSC Industrial Direct Co., Inc. Common Stock
Investments, at fair value:
Total investments, at fair value	$ 14,239,254	$ 12,940,222